UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 23, 2022

Citigroup Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-9924	52-1568099
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

388 Greenwich Street, New York, New York (Address of principal executive offices)		10013 (Zip Code)

(212) 559-1000

(Registrant's telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934 formatted in Inline XBRL: See Exhibit 99.1

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

CITIGROUP INC.

Current Report on Form 8-K

Item 7.01 Regulation FD Disclosure.

On June 23, 2022, the Federal Reserve Board communicated that Citigroup Inc.’s (Citi) Stress Capital Buffer (SCB) requirement would increase from the currently effective requirement of 3.0% to 4.0% for the four-quarter window of 4Q 2022 to 3Q 2023. Accordingly, effective October 1, 2022, Citi is required to maintain an 11.5% effective minimum Common Equity Tier 1 (CET 1) Capital ratio under the Standardized Approach, incorporating this SCB and its current GSIB surcharge of 3.0%. Citi’s effective minimum CET 1 Capital ratio under the Advanced Approaches (using the fixed 2.5% Capital Conservation Buffer) will remain unchanged at 10%. Commencing January 1, 2023, Citi’s GSIB surcharge will increase from 3.0% to 3.5%, which will be applicable to both the Standardized Approach and the Advanced Approaches, resulting in a minimum CET 1 regulatory requirement of 12% under the Standardized Approach and 10.5% under the Advanced Approaches, both as of such date. As of March 31, 2022, Citi’s CET 1 Capital ratio was 11.4% under both the Standardized and Advanced Approaches.

Citi plans to maintain the current common dividend of $0.51 per share in the third quarter of 2022. Citi’s quarterly common dividend is subject to approval by Citi’s Board of Directors and the latest financial and macroeconomic conditions.

Certain statements in this report are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management’s current expectations and are subject to uncertainty and changes in circumstances. These statements are not guarantees of future results or occurrences. Actual results and capital and other financial condition may differ materially from those included in these statements due to a variety of factors, including, among others, the ongoing or forecasted impacts to Citigroup’s results of operations and financial condition related to or resulting from Russia’s military action in Ukraine, including the imposition of additional sanctions and export controls, as well as the broader impacts to financial markets and the global macroeconomic and geopolitical environments; higher inflation and its impacts; higher interest rates and the impacts on macroeconomic conditions, customer and client behavior, as well as Citi’s funding costs; regulatory requirements; macroeconomic and other challenges and uncertainties related to the COVID-19 pandemic, such as the impacts to the U.S. and global economies; consummation of Citi’s exits and wind-down, and the impact of any additional CTA or other losses; and the precautionary statements included in this report. These factors also consist of those contained in Citi’s filings with the U.S. Securities and Exchange Commission, including without limitation the "Risk Factors" section of Citi’s 2021 Form 10-K. Any forward-looking statements made by or on behalf of Citi speak only as to the date they are made, and Citi does not undertake to update forward-looking statements to reflect the impact of circumstances or events that arise after the date the forward-looking statements were made.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number

99.1	Citigroup Inc. securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934 as of the filing date.
104	See the cover page of this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIGROUP INC.

Dated: June 27, 2022
	By:	/s/ Johnbull E. Okpara
Johnbull E. Okpara
Controller and Chief Accounting Officer
(Principal Accounting Officer)